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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                 FORM 8-K/A

                              Current Report


                               March 24, 2004
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            (Date of Report - Date of Earliest Event Reported)

                                 33-02035-A
                          ------------------------
                          (Commission File Number)


                         RAM Venture Holdings Corp.
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           Florida                                         59-2508470
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(State or other jurisdiction of                           (IRS Employer
 incorporation or organization)                        Identification No.)

                      3040 East Commercial Boulevard
                     Fort Lauderdale, Florida  33308
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                 (Address of Principal Executive Offices)


                              (954) 772-2297
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                     (Registrant's Telephone Number)


                                  None
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           (Former Name, Former Address and Former Fiscal Year,
                      if changed since last report)


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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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     (a)  The Registrant's Certifying Accountant, Spicer Jeffries LLP in
the city of Greenwood Village, Colorado has notified the Registrant that it must cease its services to the Registrant at this time since it is no longer able to provide the services that the Company requires as a result of loss of their professional liability insurance coverage and their inability to obtain replacement coverage for public reporting companies work..

     Work performed by Spicer Jeffries LLP for the Registrant resulted in reviews of Quarterly Reports on Form 10-Q for the interim period from the year ended December 31, 2002 to the date of its withdrawal from the engagement this week which reviews involved unqualified favorable conclusions which were not modified as to uncertainty, audit scope or accounting principles.

     Further, in connection with the reviews performed by Spicer Jeffries LLP for the Registrant, there were no disagreements with the Registrant on any matter of accounting principles or practices, financial statement disclosure, or review scope or procedure.

     The Registrant has provided its resigning auditor, Spicer Jeffries LLP with a true copy of the text of this Form 8-K, Item 4 as filed.

     The Registrant has requested the former accountant to furnish a letter addressed to the Commission with regard to its resignation as reflected in Regulation S-K, Section 229.304(a)(3) and will amend this Current Report on Form 8-K upon its receipt.

     The Registrant has engaged Sherb & Co. LLP with offices at 2700 N. Military Trail, in the city of Boca Raton, Florida as its successor, independent, certified principal accountants for completion of the necessary audit services in connection with its impending Annual Report on Form 10-K for the year ended December 31, 2003. The Registrant has authorized both the former accountant and its previous former accountant to respond fully to the inquiries of its successor accountant, Sherb & Co. LLP without limitation of any sort concerning any matter.


ITEM 7.   FINANCIAL STATEMENTS & EXHIBITS
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(c)(16)   Letter dated March 26, 2004 from the former accountants filed as Exhibit 16.


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                               SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RAM VENTURE HOLDINGS CORP.



Dated: April 7, 2004                    BY:  /s/Norman H. Becker
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                                           Norman H. Becker, President


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